UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement            [_] CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-12
ADCARE HEALTH SYSTEMS, INC.
---------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------------------------------------------------------------------
(5) Total fee paid:
-----------------------------------------------------------------------------------------------------------------------------------------
[_]    Fee paid previously with preliminary materials.

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
-----------------------------------------------------------------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------------------------------------------------------------------------
(3) Filing Party:
-----------------------------------------------------------------------------------------------------------------------------------------
(4) Date Filed:
-----------------------------------------------------------------------------------------------------------------------------------------

ADCARE HEALTH SYSTEMS, INC.
454 Satellite Blvd. NW
Suwanee, Georgia 30024
PLEASE VOTE YOUR SHARES OF ADCARE COMMON STOCK TODAY!
             August 24, 2017
Dear AdCare Shareholder,

We are writing to remind you of the importance of voting your shares of common stock at the Special Meeting of Shareholders of AdCare Health Systems, Inc. (“AdCare”, the “Company” or “we”) to be held on September 20, 2017, at 10:00 a.m., local time, at the Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia, including any postponement and adjournment thereof (the “Special Meeting”). We previously sent you proxy materials for the Special Meeting, which describe in detail the proposals listed below. According to our latest records, we have not yet received your vote.

At the Special Meeting, holders of the Company’s common stock, no par value per share, will be asked: (1) to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated July 7, 2017, as it may be amended from time to time, between AdCare and Regional Health Properties, Inc., a Georgia corporation and a wholly owned subsidiary of AdCare newly formed for purposes of the merger (the “merger proposal”); and (2) to consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the merger proposal.

The Special Meeting is now only a few weeks away, and it is therefore important that you promptly complete, sign, date and return your proxy card or voting instruction form that accompanied this letter. You can also vote your shares by telephone or the Internet in accordance with the instructions provided in order to make sure that your shares are represented at the Special Meeting in accordance with your desires. Your vote is important, no matter how many or how few shares you may own. If you have not already done so, please take the time to vote TODAY. If you have recently mailed your proxy card or voting instruction form (or voted by telephone or the Internet), then please accept my sincere appreciation and disregard this request.

We appreciate your time and consideration and your continued support.

Sincerely,

Allan J. Rimland
President, Chief Executive Officer and Chief Financial Officer